UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 4, 2017

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 4, 2017, MutualFirst Financial, Inc. ("MutualFirst"), the parent company of MutualBank, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Universal Bancorp ("Universal"), which is the parent company of BloomBank ("BloomBank").  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Universal will merge with and into MutualFirst (the "Merger"), with MutualFirst as the surviving corporation in the Merger.  It is expected that following the Merger, BloomBank will be merged with and into MutualBank (the "Bank Merger"), with MutualBank as the surviving bank in the Bank Merger.

Under the terms of the Merger Agreement, Universal shareholders will receive 15.6 shares of MutualFirst common stock and $250.00 in cash for each share of Universal common stock outstanding.

The Merger Agreement contains customary representations and warranties from both MutualFirst and Universal, and each party has agreed to customary covenants including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, and (2) in the case of Universal, specific forbearances with respect to its business activities, and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including approval of the Merger Agreement by Universal's shareholders and the receipt of required regulatory approvals.  The Merger is anticipated to be completed in the first quarter of calendar 2018.

The Merger Agreement contains certain termination rights for both MutualFirst and Universal, including, without limitation, (i) if the Merger has not been completed by June 30, 2018 and (ii) if MutualFirst's common stock underperforms the NASDAQ Bank Index by more than 20%, unless MutualFirst elects to make a compensating adjustment to the Exchange Ratio.  The Merger Agreement further provides that Universal will be required to pay MutualFirst a termination fee of $2,500,000 if the Merger Agreement is terminated under certain specified circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties in, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive the consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement and the Effective Time, or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with the filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding MutualFirst or Universal, their respective affiliates, or their respective businesses.

Forward-Looking Statements:

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to MutualFirst and Universal, or other effects of the proposed Merger of MutualFirst and Universal. These forward-looking statements include statements with respect to MutualFirst's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond MutualFirst's control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.

In addition to factors previously disclosed in the reports filed by MutualFirst with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ  materially from forward looking  statements or  historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the Merger, including approval by shareholders of Universal; delay in closing the Merger; difficulties and delays in integrating the Universal business or fully realizing anticipated cost savings and other benefits of the Merger; business disruptions following the Merger; the strength of the United States economy in general and the strength of the local economies in which MutualFirst and Universal conduct their operations; general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of MutualFirst's loan, investment and mortgage-backed securities portfolios, changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting MutualFirst's operations, markets, products, services and fees; and the success of MutualFirst at managing the risks involved in the foregoing.

Annualized, pro forma, projected and estimated numbers presented herein are presented for illustrative purpose only, are not forecasts and may not reflect actual results.

MutualFirst does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of MutualFirst to reflect events or circumstances occurring after the date of this press release.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review MutualFirst's filings with the SEC, including its most recent Annual Report on Form 10-K, as supplemented by its quarterly or other reports subsequently filed with the SEC.

Additional Information:

MutualFirst will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction.  The registration statement will include a proxy statement of Universal that also constitutes a prospectus of MutualFirst, which will be sent to the shareholders of Universal.  Universal shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about MutualFirst, Universal and the proposed transaction.  When filed, this document and other documents relating to the Merger filed by MutualFirst can be obtained free of charge from the SEC's website at www.sec.gov.  These documents also can be obtained free of charge by accessing MutualFirst's website at www.bankwithmutual.com under the tab "Investor Relations" and then under "SEC Filings."  Alternatively, these documents, when available, can be obtained free of charge from MutualFirst upon written request to MutualFirst Financial, Inc., Attn: Investor Relations, 110 East Charles Street, Muncie, Indiana 47305 or by calling (765) 747-2800 or from Universal upon written request to Universal Bancorp, Attn: Investor Relations, 48 North Washington Street, Bloomfield, Indiana 47424.

Participants in this Transaction:

MutualFirst, Universal and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Universal's shareholders in connection with the proposed transaction.  Information about the directors and executive officers of MutualFirst may be found in the definitive proxy statement of MutualFirst relating to its 2017 Annual Meeting of Shareholders filed with the SEC by MutualFirst on March 24, 2017.  This definitive proxy statement can be obtained free of charge from the sources indicated above.  Information about the directors and executive officers of Universal will be included in the proxy statement/prospectus when filed with the SEC.  Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 8.01 Other Events

On October 4, 2017, MutualFirst and Universal issued a press release announcing the signing of the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  MutualFirst and Universal will host a joint webcast conference call on Thursday, October 5, 2017, at 11:00 a.m., Eastern time to provide supplemental information regarding the proposed transaction.  The slides that will be used in connection with the presentation are attached hereto as Exhibit 99.2.  To access the call, please dial (877) 870-4263 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 317-0790 (International) and request to join the "MutualFirst Financial, Inc. call."  The number should be dialed five to ten minutes prior to the start of the conference call.  The conference call will also be accessible as an audio webcast at https://www.webcaster4.com/Webcast/Page/1764/22911.  A replay of the conference call will be available one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); replay access code 10112964.  The webcast will be archived on the Investor Relations section of MutualFirst Financial's website for 12 months..

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

2.1	Agreement and Plan of Merger, dated as of October 4, 2017, by and between MutualFirst Financial, Inc. and Universal Bancorp

99.1	Joint Press Release dated October 4, 2017

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: October 4, 2017	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 4, 2017, by and between MutualFirst Financial, Inc. and Universal Bancorp

99.1	Joint Press Release dated October 4, 2017

99.2	Investor Presentation

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